Q4 2024 RESULTS PRESENTATION

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, the effects of the recent turmoil in the banking industry, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, the ability to complete, or any delays in completing, the pending merger between the Company and Lakeland; any failure to realize the anticipated benefits of the transaction when expected or at all; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected conditions, factors or events; potential adverse reactions or changes to business, employee, customer and/or counterparty relationships, including those resulting from the completion of the merger and integration of the companies; and the impact of a potential shutdown of the federal government. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Corporate Profile (At or for the Quarter Ended 12/31/24) 3 Bank founded: 1839 Stock symbol: PFS (NYSE) Branches: 140 serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York Market capitalization: $2.5 Billion as of 1/27/2025 Balance sheet: $24.1 Billion in Total Assets $18.6 Billion in Net Loans $18.6 Billion in Total Deposits Strong core funding: 225 bps cost of total deposits Efficient operator: 1.90%: Annualized adjusted non- interest expenses / average assets(1) 55.43%: Efficiency Ratio(1) Wealth management business: Beacon Trust Company $4.2 Billion AUM Insurance business: Provident Protection Plus, Inc. 2024 revenues $16.2 Million (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS 4 Q4 2024 Financial Highlights $0.37 Diluted EPS 1.05% Adjusted ROAA 9.53% Adjusted ROAE 15.39% Adjusted ROATE Key Metrics Highlights • Adjusting for transaction costs related to the merger with Lakeland, net of tax, the Company's annualized adjusted returns on average assets, average equity and average tangible equity(1) were 1.05%, 9.53% and 15.39% for the quarter ended December 31, 2024, compared to 0.95%, 8.62% and 14.53% for the quarter ended September 30, 2024. • The Company's annualized adjusted pre-tax, pre-provision returns on average assets, average equity and average tangible equity(1) were 1.53%, 13.91% and 20.31% for the quarter ended December 31, 2024, compared to 1.48%, 13.48% and 19.77% for the quarter ended September 30, 2024. • Net interest margin decreased three basis points to 3.28% for the quarter ended December 31, 2024, from 3.31% for the trailing quarter. • Wealth Management and Insurance Agency income increased 12% and 19%, respectively, versus the same period in 2023 • Asset quality improved in the quarter, as non-performing loans decreased to 0.39% of total loans as of December 31, 2024, compared to 0.47%, as of September 30, 2024. • The Company recorded a $7.8 million provision for credit losses on loans for the quarter ended December 31, 2024, compared to a $9.6 million provision for the trailing quarter. The decrease in the provision for credit losses for the quarter was primarily attributable to the reclassification of $151.3 million to the held for sale portfolio, partially offset by modest deterioration in the economic forecast within our CECL model. • Total deposits increased $247.6 million to $18.62 billion as of December 31, 2024, from $18.38 billion as of September 30, 2024. • In December of 2024, $151.3 million of the Bank's commercial loan portfolio was reclassified from loans held for investment into the held for sale portfolio as a result of a decision to exit the non-relationship equipment lease financing business. • As of December 31, 2024, the Company's loan pipeline, consisting of work-in-process and loans approved pending closing, totaled $1.79 billion, with a weighted average interest rate of 6.91%. (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS Stable Core Funding Base DEPOSIT COMPOSITION 5 Non-interest bearing deposits 20.2% Interest bearing core deposits 41.6% Municipal deposits 21.0% Certificates of deposit 15.0% Wholesale deposits 2.2% December 31, 2024 Q4 Cost of Interest-Bearing Deposits 2.81% Q4 Total Cost of Deposits 2.25% ($'s in thousands) Reported 12/31/2024 Reported 9/30/2024 $ Variance % Variance Non-interest bearing deposits $ 3,756,939 $ 3,748,176 $ 8,763 0.2% Interest bearing core deposits 7,743,131 7,745,942 (2,811) 0.0% Municipal deposits 3,916,989 3,740,600 176,389 4.7% Certificates of deposit 2,792,055 2,819,724 (27,669) -1.0% Wholesale deposits 414,699 321,743 92,956 28.9% Total $ 18,623,813 $ 18,376,185 $ 247,628 1.3%

NYSE: PFS Diversified Portfolio of Loans Held for Investment December 31, 2024 6 Residential Mortgage Loans 11% Commercial Mortgage 39% Multi-family Loans 18% Commercial Construction Loans 4% Commercial Loans 25% Consumer Loans 3% LOAN COMPOSITION Q4 2024 Avg Net Loan Yield 5.99% ($'s in thousands) Reported 12/31/2024 Reported 9/30/2024 $ Variance % Variance Mortgage loans: Commercial $ 7,228,078 $ 7,342,456 $ (114,378) -1.6% Multi-family 3,382,933 3,226,918 156,015 4.8% Construction 823,503 873,509 (50,006) -5.7% Residential 2,014,844 2,030,790 (15,946) -0.8% Total mortgage loans $ 13,449,358 $ 13,473,673 $ (24,315) -0.2% Total commercial loans 4,604,367 4,712,482 (108,115) -2.3% Consumer loans 613,819 623,709 (9,890) -1.6% Total gross loans $ 18,667,544 $ 18,809,864 $ (142,320) -0.8%

NYSE: PFS CRE Investment Portfolio by Property type 7 As of 12/31/24 MULTI- FAMILY 31.9% RETAIL 23.3% INDUSTRIAL 18.8% OFFICE 8.2% MIXED USE 7.7% SPECIAL USE 5.0% RESIDENTIAL 3.3% HOTEL 1.2% LAND 0.6% Portfolio Characteristics 10 Largest CRE Loans 4.03% of CRE Investment Portfolio 10 Largest CRE Loans 2.33% of Total Loan Portfolio Average Loan Size Outstanding $2.22 Million Portfolio Concentration Limit 65% of Total Loan Portfolio Portfolio Concentration Limit 550% of Total Regulatory Capital Total CRE Investment Portfolio = $10.77 Billion* *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS Multi-family Composition (NY and Rent Stabilized sectors) 8 OTHER NY BOROUGHS 63% OTHER NY 25% MANHATTAN 12% Total NY Multi-family Loans = $446.5 Million Total multi-family loan portfolio: $3.34 Billion • Of the total, 88 Loans on multi-family properties in the five boroughs of NYC, aggregate outstanding $244.5 million, with an average loan size of $2.8 million. Rent stabilized loan portfolio: <0.80% of total loan portfolio • All performing • Largest loan: $41.8 million with 67% LTV and 1.26x DSCR Multi-family balances by origination Year: • NY 2024 loans: $36.5 MM • NY 2023 loans: $77.5 MM • NY 2022 loans: $124.4 MM • NY 2021 loans: $50.5 MM • NY 2020 and prior loans: $157.6 MM • All Multi-family 2024 loans: $261.4 MM • All Multi-family 2023 loans: $415.4 MM • All Multi-family 2022 loans: $628.1 MM • All Multi-family 2021 loans: $497.6 MM • All Multi-family 2020 and prior loans: $1.64 B *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS CRE Office Composition 9 • Medical Office: approx. 36% of total office portfolio. Maturity or Reprice by Year 2024 $14.7 M 2025 81.0 M 2026 104.4 M 2027 70.2 M 2028 160.3 M 2029 & BEYOND 453.5 M Total $884.1M OFFICE - OUT OF MARKET 5% PENNSYLVANIA 11% OTHER NY 2% OTHER NY BOROUGHS 9% MANHATTAN 2% NEW JERSEY 71% No significant central business district exposure Total CRE Office Portfolio = $884.1 million* *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS C & I – (Includes owner occupied) Loans by NAICS Sector – December 31, 2024 10 Real Estate and Rental and Leasing 22% Health Care and Social Assistance 19% Construction 6% Manufacturing 10% Finance and Insurance 5% Wholesale Trade 6% Retail Trade 5% 13 Diversified Sectors 27% 1. Other Services (except Public Administration) 2. Educational Services 3. Professional, Scientific, and Technical Services 4. Arts, Entertainment, and Recreation 5. Administrative and Support and Waste Management and Remediation Services 6. Accommodation and Food Services 7. Transportation and Warehousing 8. Management of Companies and Enterprises 9. Agriculture, Forestry, Fishing and Hunting 10. Information 11. Public Administration 12. Utilities 13. Mining, Quarrying, and Oil and Gas Extraction *Excludes Purchase Accounting Adjustments

Strong Credit Metrics 11 0.99% 0.98% 1.00% 1.02% 1.04%Total allowance to total loans 0.46% 0.44% 0.36% 0.47% 0.39%Total non-performing loans to total loans 0.43% 0.42% 0.33% 0.41% 0.34%Total non-performing assets as a percentage of total assets 0.03% 0.04% 0.04% 0.14% 0.12% Net charge-off ratio Q4 23 Q3 24 Q4 24Q1 24 Q2 24

NYSE: PFS Agency Notes - Fixed 3.79% U.S. Treasury Notes 10.68% Corporate Notes 3.58% Agency MBS - Fixed 41.62%Agency MBS - ARMs 0.28% Agency CMO 18.41% Corporate CMO - Fixed 0.02% Non Agency CMBS 1.25% Municipal Bonds 13.83% Student Loan Pools 1.54% Agency CMBS 5.01% Investment Portfolio 12 Total Investment Portfolio = $3.10 Billion • At September 30, 2024, the portfolio had a modified duration of 4.2 years and weighted average life of 5.0 years • At December 31, 2024, the portfolio had a modified duration of 4.3 years and weighted average life of 5.3 years • At December 31, 2024, the allowance for credit losses on held to maturity securities totaled $14,000

NYSE: PFS Net Interest Margin Analysis 13 2.79% 2.87% 3.40% 3.69% 3.78% 5.50% 5.51% 6.05% 6.21% 5.99% 5.04% 5.06% 5.67% 5.84% 5.66% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Asset Yields Securities Net Loans Total interest-earning assets 2.47% 2.60% 2.84% 2.96% 2.81% 3.71% 3.60% 3.83% 3.73% 3.64% 2.71% 2.80% 3.09% 3.19% 3.03% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Interest-Bearing Liabilities Total Deposits Total Borrowings Total Interest-Bearing Liabilities 2.92% 2.87% 3.21% 3.31% 3.28% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Net Interest Margin 2.85% 3.18% 3.28% 3.28% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% Core Margin +Loans +Securities +Liabilities Core Margin Plus Accretion of Purchase Accounting Adjustments

NYSE: PFS $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Emphasis on Fee Income Non-Interest Income $ in thousands 14 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Fees $ 6,102 $ 5,912 $ 8,699 9,816 $ 9,687 Wealth management income 6,843 7,488 7,769 7,620 7,655 Insurance agency income 2,759 4,793 4,488 3,631 3,289 Bank-owned life insurance 1,644 1,817 3,323 4,308 2,261 Other income 1,627 798 969 1,478 1,297 Total non-interest income, excluding gains on securities transactions $ 18,975 $ 20,808 $ 25,248 $ 26,853 $ 24,189

NYSE: PFS * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. Advisory 87% Trust & Estate 8% Tax 2% Private Banking 3% Focus on Wealth Management Business 15 $4.2 Billion AUM For 1,049 family relationships 2024 YTD Revenue Advisory $ 27,527,601 Trust & Estate $ 2,415,427 Tax $ 590,629 Interest Income $ 1,002,554 * Total $ 31,536,211

NYSE: PFS AVERAGE CLIENT SIZE $4,000,000 As of December 31, 2024, based on AUM of $4.2B for 1,049 family relationships AVERAGE FEE 73 bps EBITDA & NET INCOME EBITDA (YTD December 31, 2024) $ 14,984,885 Net Income (YTD December 31, 2024) $ 10,610,329 CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 94 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16

NYSE: PFS • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance underwriters. • The insurance agency places property and casualty, life and health, and other coverage with about 25 different insurance carriers licensed in 37 states. Provident Protection Plus, Inc. 17 $1,953 $1,446 $874 $492 $2,334 $1,730 $1,030 $782 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Insurance Services Net Income Before Tax ($ in thousands)

NYSE: PFS 1.25% 1.28% 1.47% 1.48% 1.53% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Core PTPP ROAA (Annualized Core PTPP earnings/average assets) CORE PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Strong Core Performance 18 14.87% 14.54% 19.21% 19.77% 20.31% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Core PTPP ROATE (Annualized Core net income/average tangible stockholders' equity) CORE PTPP ROATE(1) 10.72% 10.62% 13.26% 13.48% 13.91% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Core PTPP ROAE (Annualized Core net income/average stockholders' equity) CORE PTPP ROAE (1)

NYSE: PFS Guideline is 300% of Regulatory Capital CRE to Total Risk-Based Capital 20 485.9% 472.1% 468.4% 466.2% 460.8% 0.00% 100.00% 200.00% 300.00% 400.00% 500.00% 600.00% 12/31/23 03/31/24 06/30/24 9/30/2024 12/31/2024

NYSE: PFS 2025 Guidance 21 Loans • 2025: 5% growth Deposits • 2025: 3% growth Borrowings • 2025: Balances expected to fluctuate based on loan, deposit and securities cash flows Net Interest Margin • 2025: 3.35% to 3.45% range Asset Quality • Current strong asset quality metrics, provision driven by growth and economic forecast Non-interest Income • 2025: $26+ million quarterly Non-interest Expense • 2025: expense run rate between $112 and $115 Million, expense ratio target ~1.80% and efficiency ratio ~52.0% ROAA and ROATCE • 2025: ~1.10-1.15% ROAA and ~15.50-16.00% ROATCE

APPENDIX

NYSE: PFS As of 12/31/24 ($ in thousands) CRE Investment Portfolio by Property Type* 23 PROPERTY TYPE COUNT $ OUTSTANDING % OUTSTANDING WARR Multi-Family 1,057 3,441,967 31.95% 3.45 Retail 883 2,514,732 23.34% 3.38 Industrial 554 2,024,854 18.79% 3.48 Office 460 884,076 8.21% 3.73 Mixed 712 831,853 7.72% 3.73 Special Use Property 206 534,689 4.96% 3.54 Residential 923 351,706 3.26% 3.81 Hotel 30 124,556 1.16% 4.29 Land 24 65,904 0.61% 4.09 TOTAL PORTFOLIO 4,849 10,774,338 100.00% 3.51 *Excludes Purchase Accounting and Construction Loans

NYSE: PFS C & I – (Includes owner occupied)* Loans by NAICS Sector – 12/31/24 24*Excludes Purchase Accounting Adjustments NAIC Industry Code Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 1,472 1,341,462,204 1,066,139,802 Health Care and Social Assistance 731 1,075,705,223 936,123,637 Construction 1,251 664,955,945 313,704,123 Manufacturing 500 591,533,124 460,153,922 Finance and Insurance 846 525,363,720 391,878,599 Wholesale Trade 204 511,167,675 229,675,047 Retail Trade 410 388,681,806 269,985,066 Other Services (except Public Administration) 475 256,442,982 236,784,717 Educational Services 222 246,235,138 194,177,837 Professional, Scientific, and Technical Services 524 228,535,024 99,444,655 Arts, Entertainment, and Recreation 185 197,368,939 159,079,027 Administrative and Support and Waste Management and Remediation Services 263 157,176,182 132,147,825 Accommodation and Food Services 545 122,350,940 98,452,674 Transportation and Warehousing 721 115,550,147 133,654,987 Management of Companies and Enterprises 202 110,616,295 14,966,179 Agriculture, Forestry, Fishing and Hunting 125 69,813,757 55,165,584 Information 32 22,924,454 12,865,672 Public Administration 121 12,164,598 13,994,558 Utilities 22 11,421,241 7,436,241 Mining, Quarrying, and Oil and Gas Extraction 29 1,893,326 4,411,710 Grand Total 8,880 6,651,362,722 4,830,241,862

NYSE: PFS Construction Loans by NAICS Sector – 12/31/24 25*Excludes Purchase Accounting Adjustments NAIC Industry Code Loan Count Exposure ($) Balance ($) Real Estate and Rental and Leasing 97 1,049,835,905 651,307,811 Construction 46 146,542,605 90,644,969 Health Care and Social Assistance 4 57,598,743 37,276,254 Accommodation and Food Services 3 24,405,348 18,173,816 Educational Services 3 16,659,600 1,349,188 Arts, Entertainment, and Recreation 2 13,455,000 12,813,513 Manufacturing 4 9,533,998 5,233,998 Transportation and Warehousing 1 6,465,299 6,465,299 Other Services (except Public Administration) 2 4,551,842 3,525,302 Professional, Scientific, and Technical Services 1 570,000 0 Grand Total 163 1,329,618,339 826,790,150

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 26 Annualized Adjusted Return on Average Assets, Equity and Tangible Equity December 31, September 30, December 31, 2024 2024 2023 Net Income 48,524$ 46,405$ 27,312$ Merger-related transaction costs 20,184 15,567 2,477 Less: income tax expense (5,819) (4,306) (465) Annualized adjusted net income 62,889$ 57,666$ 29,324$ Less: Amortization of Intangibles (net of tax) 6,649$ 8,551$ 504$ Annualized adjusted net income for annualized adjusted return 69,538$ 66,216$ 29,828$ Annualized Adjusted Return on Average Assets 1.05% 0.95% 0.83% Annualized Adjusted Return on Average Equity 9.53% 8.62% 7.10% Annualized Adjusted Return on Average Tangible Equity 15.39% 14.53% 9.99% Three Months Ended

Reconciliation of GAAP to Non-GAAP Financial Measures

	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Core PTPP earnings:					
Net Income	$ 27,312	$ 32,082	$ (11,485)	$ 46,405	$ 48,524
Add: provision for credit losses	(863)	(320)	69,705	9,299	8,880
Add: income tax expense	12,456	10,888	(9,833)	18,850	14,185
Add: merger related charges	2,477	2,202	18,915	15,567	20,184
Add: Loss on Bond Sale	-	-	2,839	-	-
Add: Contingent litigation reserves	3,000	-	-	-	-
Core PTPP earnings	$ 44,382	$ 44,852	$ 70,141	$ 90,121	$ 91,773
Annualized Core PTPP earnings	$ 176,081	$ 180,394	$ 282,106	$ 358,525	$ 365,097
Average assets	$ 14,114,626	$ 14,093,767	$ 19,197,041	$ 24,248,038	$ 23,908,514
Core PTPP ROAA (Annualized Core PTPP earnings/average assets)	**1.25%**	**1.28%**	**1.47%**	**1.48%**	**1.53%**
Core PTPP ROAE (Annualized Core PTPP earnings/average equity)	**10.72%**	**10.62%**	**13.26%**	**13.48%**	**13.91%**
Core PTPP ROATE (Annualized Core PTPP earnings/average tangible equity)	**14.87%**	**14.54%**	**19.21%**	**19.77%**	**20.31%**
ROATE:					
Net income (loss)	$ 27,312	$ 32,082	$ (11,485)	$ 46,405	$ 48,524
Less: amortization of intangibles, net of tax	$ 504	$ 493	$ 4,532	$ 8,551	$ 6,649
Total adjusted net income (loss)	$ 27,816	$ 32,575	$ (6,953)	$ 54,956	$ 55,173
Average stockholders' equity	$ 1,642,854	$ 1,698,170	$ 2,127,469	$ 2,660,470	$ 2,624,019
Less: average intangible assets	458,410	457,695	658,839	847,143	826,025
Average tangible stockholders' equity	$ 1,184,444	$ 1,240,475	$ 1,468,630	$ 1,813,327	$ 1,797,994
ROATE (Annualized net income/average tangible stockholders' equity)	**9.32%**	**10.56%**	**-1.90%**	**12.06%**	**12.21%**
Tangible book value per share:					
Stockholders' equity	$ 1,690,596	$ 1,695,162	$ 2,555,646	$ 2,621,058	$ 2,601,207
Less: intangible assets	457,942	457,239	851,507	839,223	819,230
Tangible stockholders' equity	$ 1,232,654	$ 1,237,923	$ 1,704,139	$ 1,781,835	$ 1,781,977
Shares outstanding	75,537,186	75,928,193	130,380,393	130,448,599	130,489,493
Tangible book value per share (Tangible stockholders' equity/shares outstanding	$ **16.32**	$ **16.30**	$ **13.07**	$ **13.66**	$ **13.66**

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

Provident Financial Services, Inc.
27

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 28 Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended December 31, 2024 Reported non-interest expense 134,323$ Adjustments to non-interest expense: Contingent litigation reserves - Merger-related transaction costs and COVID-19 expenses 20,184 Adjusted non-interest expense 114,139$ Annualized adjusted non-interest expense 454,075$ Average assets 23,908,514 Annualized adjusted non-interest expense/average assets 1.90% Efficiency Ratio Calculation Three Months Ended December 31, 2024 Net Interest income 181,737$ Non-interest income 24,175 Adjustment to non-interest income Net gain on securities transactions 14 Adjusted non-interest income 24,189$ Total income 205,912$ Adjusted non-interest expense 114,139$ Efficiency ratio (adjusted non-interest expense/income) 55.43%

Q4 2024 RESULTS PRESENTATION